UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2025
(Date of earliest event reported)

BBCMS Mortgage Trust 2025-5C37
(Central Index Key Number 0002077702)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Capital SCF LOE I(A), LLC
(Central Index Key Number 0002058685)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-03	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 8.01.	Other Events.

On September 5, 2025, Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Goldman Sachs & Co. LLC. (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, BMO Capital Markets, CGMI, GS&Co., SGAS, UBS Securities and Drexel, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of September 5, 2025 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on September 25, 2025 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $656,244,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $85,274,658, to Barclays, BMO Capital Markets, CGMI, GS&Co., SGAS, UBS Securities, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 5, 2025 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2025-5C37, Commercial Mortgage Pass-Through Certificates, Series 2025-5C37 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of August 1, 2025, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Dunbar Apartments	4.6	N/A
Vertex HQ	4.7	4.2
Springfield Town Center	4.8	N/A
Poinciana Lakes Plaza	4.9	N/A
Shaw Park Plaza	4.10	N/A
The Roosevelt New Orleans	4.11	4.3
ILPT 2025 Portfolio	4.12	4.4
500 Delaware	4.13	4.5
1000 Portside Drive	4.14	N/A(1)
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2025-5C37 (the “Issuing Entity”), a common law trust fund to be formed on September 25, 2025 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 30 commercial and/or multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of September 25, 2025, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) 3650 Capital SCF LOE I(A), LLC (“3650 Capital”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of September 25, 2025, among the Registrant, 3650 Real Estate Investment Trust 2 LLC and 3650 Capital (the “3650 Capital Mortgage Loan Purchase Agreement”), (iii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of September 25, 2025, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (iv) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of September 25, 2025, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (v) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of September 25, 2025, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (vi) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of September 25, 2025, between the Registrant and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (vii) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of September 25, 2025, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”) and (viii) UBS AG New York Branch (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of September 25, 2025, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated September 5, 2025 (the “Prospectus”) and as filed with the Securities and Exchange Commission on September 9, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 5, 2025.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 5, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, SG Americas Securities, LLC, UBS Securities LLC, Drexel Hamilton, LLC and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of September 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as trustee, certificate administrator and custodian.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Trust and Servicing Agreement, dated as of June 27, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of November 1, 2022, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Agreement Between Note Holders, dated as of August 6, 2025, between 3650 Capital SCF LOE I, LLC, as Initial Note A-1-A Holder, Initial Note A-1-B Holder and Initial Note A-1-C Holder, and Societe Generale Financial Corporation, as Initial Note A-2-A Holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder and Initial Note A-2-D Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of August 14, 2025, by and between Morgan Stanley Bank, N.A., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note B-1 Holder, Initial Note C-1 Holder, Initial Note D-1 Holder and Initial Note E-1 Holder,

Bank of Montreal, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note B-2 Holder, Initial Note C-2 Holder, Initial Note D-2 Holder and Initial Note E-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3-1 Holder, Initial Note A-3-2 Holder, Initial Note B-3 Holder, Initial Note C-3 Holder, Initial Note D-3 Holder and Initial Note E-3 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-4-1 Holder, Initial Note A-4-2 Holder, Initial Note B-4 Holder, Initial Note C-4 Holder, Initial Note D-4 Holder and Initial Note E-4 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.

Exhibit 4.8	Co-Lender Agreement, dated as of June 20, 2025, by and among Goldman Sachs Bank USA, as initial owner of Note A-1-1, Note A-1-2 and Note A-1-3, and Barclays Capital Real Estate Inc., as initial owner of Note A-2-1, Note A-2-2 and Note A-2-3.
Exhibit 4.9	Agreement Between Noteholders, dated as of July 23, 2025, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.10	Agreement Between Noteholders, dated as of May 5, 2025, 3650 Capital SFC LOE I, LLC, as Initial Note A-1 Holder, and Bank of Montreal, as Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of June 30, 2025, by and between Barclays Capital Real Estate Inc. and Wells Fargo Bank, National Association.
Exhibit 4.12	Agreement Between Note Holders, dated as of June 26, 2025, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-7 Holder and Initial Note B-1 Holder, Bank of America, N.A., as Initial Note A-2 Holder, Initial Note A-8 Holder and Initial Note B-2 Holder, Morgan Stanley Mortgage Capital Holdings LLC, as Initial Note A-3 Holder, Initial Note A-9 Holder and Initial Note B-3 Holder, Bank of Montreal, as Initial Note A-4 Holder, Initial Note A-10 Holder and Initial Note B-4 Holder, Royal Bank of Canada, as Initial Note A-5 Holder, Initial Note A-11 Holder and Initial Note B-5 Holder, and UBS AG New York Branch, as Initial Note A-6 Holder, Initial Note A-12 Holder and Note B-6 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of November 30, 2022 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-4 Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-5 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of September 4, 2025, by and between Bank of Montreal, as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 5, 2025.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among 3650 Capital SCF LOE I(A), LLC, as seller, 3650 Real Estate Investment Trust 2 LLC and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of September 25, 2025, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2025	BARCLAYS COMMERCIAL MORTGAGE
SECURITIES LLC
(Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Chief Executive Officer